NYLIM VP FUNDS TRUST

NYLIM VP Balanced Portfolio
NYLIM VP Conservative Allocation Portfolio
NYLIM VP Equity Allocation Portfolio
NYLIM VP Growth Allocation Portfolio
NYLIM VP Income Builder Portfolio
NYLIM VP Moderate Allocation Portfolio
(each a “Portfolio,” collectively the “Portfolios”)

Supplement dated July 13, 2026 (“Supplement”) to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
each dated May 1, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

Effective as of the close of business on April 16, 2027, Jonathan Swaney will retire from New York Life Investment Management LLC and will no longer serve as a portfolio manager of the Portfolios. All references to Mr. Swaney are deleted in their entirety from each Portfolio’s Summary Prospectus, Prospectus and SAI at that time. Except as indicated below, all other portfolio managers of each Portfolio will remain the same.

In addition to this change, effective immediately:

1. Amit Soni is added as a portfolio manager to the NYLIM VP Balanced Portfolio and NYLIM VP Income Builder Portfolio.

2. The table in the section entitled “Management” of the Summary Prospectus and Prospectus for NYLIM VP Balanced Portfolio and NYLIM VP Income Builder Portfolio is amended to include the following:

Manager/Subadvisors	Portfolio Managers	Service Date
New York Life Investment Management LLC	Amit Soni, Director	Since July 2026

3. The subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus for NYLIM VP Balanced Portfolio and NYLIM VP Income Builder Portfolio is amended to include the following:

Amit Soni, CFA

Mr. Soni has managed the NYLIM VP Balanced Portfolio and NYLIM VP Income Builder Portfolio since July 2026 and the NYLIM VP Conservative Allocation Portfolio, NYLIM VP Equity Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Moderate Allocation Portfolio since 2016. He joined New York Life Investment Management in 2013 as a Senior Associate in the Multi-Asset Solutions team. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investment Management, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a master’s degree from Massachusetts Institute of Technology in Computation for Design and Optimization and a bachelor’s degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

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